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                 SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                          CREDIT SUISSE WARBURG PINCUS

                      NEW YORK INTERMEDIATE MUNICIPAL FUND

The following information supersedes certain information in the fund's Common Class Prospectus and Statement of Additional Information.

The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York state will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, this fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.

The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

Dated: November 21, 2001                                           WPBDF-16-1101